UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):       March 27, 2007

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	033-25900 (Commission File Number)	75-2228820 (IRS Employer Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices)

609-219-0930

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By letter dated March 29, 2007, the American Stock Exchange (“Amex”) notified the Registrant pursuant to Section 1009(a)(i) of the Amex Company Guide (the “Company Guide”) that the Registrant was not in compliance with the Amex’s continued listing standards as a result of the issuance of certain shares of restricted stock without prior listing approval, contrary to Section 301 of the Company Guide. The letter constitutes a “Warning Letter to a company with respect to a minor violation of the Exchange’s corporate governance or shareholder protection requirements” and does not cause the initiation of a de-listing procedure or result in a suspension of trading in the Registrant’s stock.

The Registrant filed the requisite additional listing application on March 28, 2007 and filed an amended application on March 29, 2007. It anticipates that the listing application will be processed, and that the Registrant will regain compliance with the continued listing standards, within 2 weeks.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 27, following comments received from the U.S. Securities and Exchange Commission (the “SEC”) and after subsequent discussions with the SEC and with its independent public accountants, the Registrant determined that it is appropriate to re-state its previously issued financial statements for the first, second and third quarters of its fiscal year ended February 28, 2006, its fiscal year ended February 28, 2006 and the first, second and third quarters of its fiscal year ended February 28, 2007, to make certain adjustments related to the accounting for its wireless applications development subsidiary, Cenuco, Inc. (“Cenuco”) and to reflect the effects of a deemed dividend to the holders of its former Series A Junior Participating Preferred Stock (the “Series A Stock”) resulting from the application of anti-dilution provisions.

The Registrant will adjust the value of Cenuco recorded following the reverse merger with Hermes Holding Co., Inc. in May 2005 (the “Merger”). In its previously issued financial statements, in accounting for the Merger, the Registrant based its valuation of Cenuco on the average closing price of the stock of Cenuco for the five trading days commencing two trading days before, and ending two trading days after, the date of the consummation of the Merger on May 20, 2005 (namely $3.22). The Registrant will adjust this valuation in conformity with SFAS 141 and EITF 99-12 to reflect the average closing price of the Cenuco stock for the five trading days commencing two trading days before, and ending two trading days after, the date of the first public announcement of the merger agreement on March 16, 2005 (namely $4.58). This will result in an increase in the valuation of Cenuco of $18,700,756, from $45,703,692 to $64,404,448. All of this additional amount will be allocated to goodwill. Following an impairment test conducted under SFAS 142 in the fourth quarter of its fiscal year ended February 28, 2006, the Registrant recorded an impairment charge to the goodwill associated with Cenuco of $16,421,000. As a result of the increase in the valuation of Cenuco as of the date of the Merger, the Registrant will increase the fourth quarter impairment charge by an amount corresponding to the increase in initial value, namely $18,700,756, from $16,421,000 to $35,121,756. The increase in the impairment charge will result in an increase in the Registrant’s previously reported consolidated net loss for its 2006 fiscal year, from $30,212,416 to $48,913,172. These adjustments are unrelated to, and do not impact, the Registrant’s health and beauty care business.

The adjustments described above affect the following previously-filed financial statements of the Registrant, which should no longer be relied upon: (i) Quarterly Report on Form 10-Q for the fiscal quarter ended May 28, 2005, filed July 18, 2005 and Amendment No. 1 thereto filed October 11, 2005; (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended August 27, 2005, filed October 17, 2005, and Amendment No. 1 thereto filed September 15, 2006; (iii) Quarterly Report on Form 10-Q for the fiscal quarter ended November 26, 2005, filed January 18, 2006, Amendment No. 1 thereto filed January 23, 2006, and Amendment No. 2 thereto filed October 17, 2006; and (iv) Annual Report on Form 10-K for the fiscal year ended February 28, 2006, filed August 11, 2006.

In addition to the accounting adjustments relating to the goodwill of its Cenuco subsidiary, the Registrant will re-classify to cost of goods sold certain amortization charges related to software costs that had previously been classified to sales, general and administrative (“SG&A”) expense. This will result in a total reclassification of $1,249,315 for the year ended February 28, 2006, reducing gross profit of Cenuco and of the Registrant, on a consolidated basis, from $5,303,709 to $4,054,394, with a corresponding reduction to SG&A. There is no effect on net income/(loss). Corresponding adjustments will be made for the three fiscal quarters ended November 25, 2006. These adjustments will reduce gross profit of Cenuco and of the Registrant, on a consolidated basis, for such period from $12,966,786 to $11,691,129, with a corresponding reduction to SG&A. These adjustments are unrelated to, and do not impact, the Registrant’s health and beauty care business.

The adjustments described above affect the following previously-filed financial statements of the Registrant, which should no longer be relied upon: (i) Quarterly Report on Form 10-Q for the fiscal quarter ended August 27, 2005, filed October 17, 2005, and Amendment No. 1 thereto filed September 15, 2006; (ii) Quarterly Report on Form 10-Q for fiscal quarter ended November 26, 2005, filed January 18, 2006, Amendment No. 1 thereto filed January 23, 2006, and Amendment No. 2 thereto filed October 17, 2006; (iii) Annual Report on Form 10-K for the fiscal year ended February 28, 2006, filed August 11, 2006; (iv) Quarterly Report on Form 10-Q for the fiscal quarter ended May 27, 2006, filed August 18, 2006; (v) Quarterly Report on Form 10-Q for the fiscal quarter ended August 26, 2006, filed October 27, 2006; and (vi) Quarterly Report on Form 10-Q for the fiscal quarter ended November 25, 2006, filed January 10, 2007.

Further, the Registrant will restate its earnings per share for certain prior periods to reflect deemed (non-cash) dividends to the holders of the Series A Stock triggered by the application of anti-dilution provisions that increased the conversion ratio of the Series A Stock to the Registrant’s common stock. The deemed dividends to the holders of the former Series A Stock are $364,149, $172,250 and $117,260, respectively, for the second, third and fourth fiscal quarters of the year ended February 28, 2006, and $204,119 and $3,881, respectively, for the first and third fiscal quarters of the year ended February 28, 2007. These adjustments are non-cash items and do not affect net income/(loss).

The adjustments described above affect the following previously-filed financial statements of the Registrant, which should no longer be relied upon: (i) Quarterly Report on Form 10-Q for the fiscal quarter ended August 27, 2005, filed October 17, 2005, and Amendment No. 1 thereto filed September 15, 2006; (ii) Quarterly Report on Form 10-Q for fiscal quarter ended November 26, 2005, filed January 18, 2006, Amendment No. 1 thereto filed January 23, 2006, and Amendment No. 2 thereto filed October 17, 2006; (iii) Annual Report on Form 10-K for the fiscal year ended February 28, 2006, filed August 11, 2006; (iv) Quarterly Report on Form 10-Q for the fiscal quarter ended May 27, 2006, filed August 18, 2006; and (v) Quarterly Report on Form 10-Q for the fiscal quarter ended November 25, 2006, filed January 10, 2007.

Item 7.01. Regulation FD Disclosure.

On March 30, 2007, the Registrant issued a press release stating that it has received a letter from the American Stock Exchange notifying the Company of its failure to comply with a continued listing standard. A copy of the press release is furnished and attached hereto as Exhibit 99.1

On March 30, 2007, the Registrant issued a press release announcing that it will re-state its previously issued financial statements for the first, second and third quarters of its fiscal year ended February 28, 2006, its fiscal year ended February 28, 2006 and the first, second and third quarters of its fiscal year ended February 28, 2007. A copy of the press release is furnished and attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibits 99.1 and 99.2 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibits 99.1 and 9.2 attached hereto will not be incorporated by reference into any filing made by the Registrant under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Number	Description of Exhibit
99.1	Press Release dated March 30, 2007 (1)
99.2	Press Release dated March 30, 2007 (1)

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(1)  Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2007	ASCENDIA BRANDS, INC.

By:	/s/ John D. Wille
John D. Wille
Chief Financial Officer